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                                                                      EXHIBIT 24


                          THE WILLIAMS COMPANIES, INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of THE WILLIAMS COMPANIES, INC., a Delaware corporation ("Williams"), does hereby constitute and appoint WILLIAM G. VON GLAHN, SHAWNA L. GEHRES, and LORETTA K. ROBERTS their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of Williams, as hereinafter set forth below their signature, to sign Williams' Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1999, and any and all amendments thereto or all instruments necessary or incidental in connection therewith; and

         THAT the undersigned Williams does hereby constitute and appoint WILLIAM G. VON GLAHN, SHAWNA L. GEHRES, and LORETTA K. ROBERTS its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith.

         Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

         IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 23rd day of January, 2000.


     /s/ Keith E. Bailey                            /s/ Jack D. McCarthy
---------------------------------            ---------------------------------
       Keith E. Bailey                                Jack D. McCarthy
     Chairman of the Board,                         Senior Vice President
        President and                            (Principal Financial Officer)
   Chief Executive Officer
(Principal Executive Officer)


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                               /s/ Gary R. Belitz
                   -------------------------------------------
                                 Gary R. Belitz
                                   Controller
                         (Principal Accounting Officer)



        /s/ Hugh M. Chapman                          /s/ Glenn A. Cox
----------------------------------          ----------------------------------
          Hugh M. Chapman                              Glenn A. Cox
              Director                                   Director


      /s/ Thomas H. Cruikshank                     /s/ William E. Green
----------------------------------          ----------------------------------
        Thomas H. Cruikshank                         William E. Green
              Director                                   Director


      /s/ Patricia L. Higgins                        /s/ W.R. Howell
----------------------------------          ----------------------------------
        Patricia L. Higgins                            W.R. Howell
              Director                                   Director


         /s/ James C. Lewis                      /s/ Jack A. MacAllister
----------------------------------          ----------------------------------
           James C. Lewis                          Jack A. MacAllister
              Director                                   Director


       /s/ Frank T. MacInnis                       /s/ Peter C. Meinig
----------------------------------          ----------------------------------
         Frank T. MacInnis                           Peter C. Meinig
              Director                                   Director


        /s/ Gordon R. Parker                       /s/ Janice D. Stoney
----------------------------------          ----------------------------------
          Gordon R. Parker                           Janice D. Stoney
              Director                                   Director



                                        2

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                             /s/ Joseph H. Williams
                ------------------------------------------------
                               Joseph H. Williams
                                    Director






                                             THE WILLIAMS COMPANIES, INC.


                                             By   /s/ William G. von Glahn
                                               --------------------------------
                                                      William G. von Glahn
                                                      Senior Vice President



ATTEST:

/s/ Shawna L. Gehres
------------------------------
    Shawna L. Gehres
    Secretary




                                       3

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                          THE WILLIAMS COMPANIES, INC.


                  I, the undersigned, Shawna L. Gehres, Secretary THE WILLIAMS COMPANIES, INC. a Delaware company (hereinafter called the "Company"), do hereby certify that pursuant to Section 141(f) of the General Corporation Law of Delaware, the Board of Directors of this Corporation unanimously consented, as of January 21, 2000, to the following:

                                    RESOLVED that the Chairman of the Board, the
                  President or any Vice President of the Company be, and each of them hereby is, authorized and empowered to execute a Power of Attorney for use in connection with the execution and filing, for and on behalf of the Company, under the Securities Exchange Act of 1934, of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999.

                  I further certify that the foregoing resolution has not been modified, revoked or rescinded and is in full force and effect.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of THE WILLIAMS COMPANIES, INC. this 20th day of June, 2000.



                                                 /s/ Shawna L. Gehres
                                              --------------------------
                                                   Shawna L. Gehres
                                                      Secretary



[CORPORATE SEAL]